Exhibit 99.1

SmartRent Announces Entry Into $75.0 Million Revolving Credit Facility

SCOTTSDALE, December 13, 2021 – SmartRent, Inc. (NYSE: SMRT) (the “Company” or “SmartRent”), a leading provider of smart home and smart building automation for property owners, managers, developers, homebuilders, and residents, today announced that it has entered into a $75.0 million Senior Secured Revolving Credit Facility (the “Revolving Facility”) with a five-year term.

The Revolving Facility carries an interest rate based on the Term SOFR Rate plus a spread of 1.85% to 2.35% subject to certain liquidity measures. It also includes a provision for an incremental facility of up to $75.0 million pursuant to certain conditions and on the same terms, including pricing and maturity date as the Revolving Facility. The Revolving Facility is secured by substantially all of the Company’s assets and guaranteed by each of the Company’s material domestic subsidiaries.

“This credit facility marks another milestone for SmartRent in our journey as the premier platform for smart home technologies. The pricing, covenants and size of the facility reflect the strength of our business model and the visibility of our organic growth potential. Our strong balance sheet is further enhanced by the incremental capital provided by the revolver. We believe that our capital position enables us to execute on our organic growth initiatives and M&A strategy as we endeavor to create value for our customers and shareholders. We are grateful for the support of our banking partners and look forward to working with them in the future as our Company’s capital needs continue to evolve,” stated Lucas Haldeman, SmartRent’s Chairman and Chief Executive Officer.

The Revolving Facility is provided by Silicon Valley Bank, serving as Lead Arranger and Administrative Agent, and JP Morgan.

About SmartRent:

Founded in 2017, SmartRent (NYSE: SMRT) is an enterprise smart home and smart building technology platform for property owners, managers, and residents. The SmartRent solution is designed to provide property managers with seamless visibility and control over all their assets while delivering cost savings and additional revenue opportunities through all-in-one home control offerings for residents. For more information, please visit smartrent.com.

Forward-Looking Statements:

This press release contains forward-looking statements which address the Company's expected future business and financial performance, and may contain words such as "goal," "target," "future," "estimate," "expect," "anticipate," "intend," "plan," "believe," "seek," "project," "may," "should," "will" or similar expressions. Examples of forward-looking statements include, among others, statements regarding the benefits of the Revolving Facility and expectations regarding financial results and growth opportunities. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. The Company describes risks and uncertainties that could cause actual results and events to materially differ in the section titled “Risk Factors,” in our Registration Statement on Form S-1 filed with the SEC on September 23, 2021. This press release should be read in conjunction with the information included in the Company's other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand the Company's reported financial results and our business outlook for future periods. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Contact

Investor Relations

Evelyn Infurna – SVP, Investor Relations

Phone: 480-371-2828

Email: investors@smartrent.com

Media

InkHouse

Email: smartrent@inkhouse.com